SCUDDER
                                                                     INVESTMENTS



Supplement to the currently effective prospectuses for the following fund:

Scudder Pacific Opportunities Fund

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The following replaces "The portfolio managers" subsection of the "Who Manages and Oversees the Fund" section for Scudder Pacific Opportunities Fund.


Ernie Tam                                  Lilian Pang
Vice President of Deutsche Asset           Director of Deutsche Asset
Management and Lead Manager of             Management and Portfolio Manager of
the fund.                                  the fund.
  o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management
    2003 and the fund in 2004.                 in 1997 and the fund in 2004.
  o Previous experience includes seven       o Previous experience includes
    years at Baring Asset Management           responsibility for Chinese
    focusing on Pacific emerging               equities, including Hong Kong and
    markets and Anglo-Chinese corporate        Taiwan; and four years of
    finance.                                   experience as an investment
  o MBA, Loyola University.                    analyst for private equities in
                                               northeast Asia for Government of
                                               Singapore Investment Corporation.
                                             o MBA, University of Edinburgh.


















               Please Retain This Supplement for Future Reference




June 10, 2004